McCARTHY FUND




                                  Symbol: MGAMX

                                  McCarthy Fund
                        a series of Advisors Series Trust

The McCarthy Fund seeks long-term growth of capital. The Fund pursues this objective by investing primarily in equity securities. The Fund's investment advisor is McCarthy Group Asset Management, Inc. This Prospectus contains information about the Institutional Class shares of the Fund.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                  The date of this Prospectus is June 7, 2002


                                Table of Contents

Summary of Investment Goal, Strategies and Risks...............................3
Performance Information........................................................4
Fees and Expenses..............................................................4
Investment Objective and Principal Investment Strategies.......................5
Principal Risks of Investing in the Fund.......................................7
Investment Advisor.............................................................7
Shareholder Services...........................................................8
Pricing of Fund Shares........................................................12
Dividends and Distributions...................................................12
Tax Consequences..............................................................13
Financial Highlights..........................................................14
PRIVACY NOTICE                                                 Inside back cover


                Summary of Investment Goal, Strategies and Risks

What is the Fund's investment goal?

The Fund seeks long-term growth of capital.

What are the Fund's primary investment strategies?

The Fund invests primarily in the common stocks of domestic companies of any size, from larger, well-established companies to smaller companies. The Advisor believes that the Fund's objective is best achieved by investing in the equity securities of companies that exhibit the potential for significant appreciation over the long-term. The Fund may also invest in fixed-income obligations (U.S. Treasury and agency obligations, corporate debt securities and convertible bonds) rated at least "investment grade" by one of the nationally recognized statistical ratings organizations or are the unrated equivalent. The Advisor generally makes use of fundamental analytical techniques to determine which particular stocks to purchase and sell.

What are the principal risks of investing in the Fund?

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. For example, the following risks could affect the value of your investment:

o Market Risk - Either the stock market as a whole, or the value of an individual company, goes down resulting in a decrease in the value of the Fund.

o Management Risk - If the Advisor's investment strategies do not produce the expected results, the value of the Fund would decrease.

o Small and Medium-Size Companies - Securities of small and medium-size companies involve greater risk than investing in larger companies because they can be subject to more abrupt or erratic share price changes than larger companies.

o Interest Rate Risk - Interest rates go up resulting in a decrease in the value of the fixed-income securities held by the Fund. Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities.

Who may want to invest in the Fund?

The Fund may be appropriate for investors who:

o    Are pursuing a long-term investment horizon.

o Want to add an investment with growth potential to diversify their investment portfolio.

o Can accept the greater risks of investing in a portfolio with significant common stock holdings.

The Fund may not be appropriate for investors who:

o    Need regular income or stability of principal.

o    Are pursuing a short-term goal.

                             Performance Information

Because the Fund has been in operation for less than a full calendar year, its total return bar chart and performance table have not been included.

                                Fees and Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases ........................ None
Maximum deferred sales charge (load) .................................... None

Annual Fund Operating Expenses*
(expenses that are deducted from Fund assets)

Management Fee .......................................................... 0.95%
Distribution and Service (12b-1) Fee .................................... None
Other Expenses .......................................................... 0.50%
                                                                          ----
Total Annual Fund Operating Expenses .................................... 1.45%
                                                                          ----
Fee Reduction and/or Expense Reimbursement ..............................(0.20%)
                                                                          ----
Net Expenses ............................................................ 1.25%
                                                                          =====

* Other expenses are estimated for the first fiscal year of the Fund. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund until terminated by the Fund to ensure that Total Fund Operating Expenses will not exceed 1.25% per year. The Advisor may be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund if the Fund's expenses are less than the limit agreed to by the Fund. The Trustees may terminate this expense reimbursement arrangement at any time but the Advisor needs Board approval before it may terminate the arrangement.

Example

Use this example to compare the costs of investing in Institutional Class shares of the Fund to those of investing in other funds. Of course, your actual costs may be higher or lower. This example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

                           One Year .................     $  127
                           Three Years ..............     $  397
                           Five Years................     $  686
                           Ten Years.................     $1,511

            Investment Objective and Principal Investment Strategies

The Fund seeks long-term growth of capital. Of course, there can be no guarantee that the Fund will achieve its investment objective. This investment objective may be changed only by approval of the Fund's shareholders. You will be notified of any changes that are material and, if such changes are made, you should consider whether the Fund remains an appropriate investment for you.

The Advisor believes that the Fund's investment objective is best achieved by investing in the equity securities of companies that exhibit the potential for significant appreciation over the long-term. The Advisor defines the long-term as a time horizon of at least five years. The Fund emphasizes the purchase of equity securities, including common stocks, preferred stocks, warrants and other equity securities that, in the Advisor's opinion, offer the possibility of capital growth. The Fund may invest in companies of any size, from larger, well-established companies to smaller companies. Although the Fund may invest in various equity securities, it is anticipated that the Fund will primarily invest in common stocks. Except in unusual market circumstances, the Fund's goal is to be fully invested, with approximately 95% of its total assets held in equity securities.

The Advisor generally makes use of fundamental analytical techniques to determine the value of a company and then compares the value to the company's current market price. Companies that are trading at compelling discounts to the Advisor's assessment of value become candidates for investment by the Fund. The valuation techniques employed by the Advisor include, but are not limited to, discounted cash flow analysis and assessment of a company's private market value. In evaluating companies for purchase, the Advisor prefers companies that exhibit some or all of the following:

o    Generates high cash flow returns on investment
o    Generates excess cash beyond operating needs
o    Strong franchise or market niche
o    Low price-to-cash flow relative to sustainable cash flow growth
o    Highly qualified management
o    Management ownership of stock and a shareholder orientation
o    Consistency in following through on a clearly articulated business plan

By using its analytical approach, which encompasses a proprietary software cash flow model and other quantitative methods, the Advisor plans to purchase good businesses at reasonable prices for the Fund.

The Advisor will sell a security from the Fund's portfolio when the reasons for the original purchase no longer apply. Reasons for a sale include:

o    A deterioration of a company's fundamentals or changes in its industry
o    A lack of confidence in a company's management
o A company's market price rises to a level that does not provide adequate appreciation potential

In pursuing the Fund's investment objective, the Advisor will invest in fixed-income securities when, due to market conditions, the Advisor believes fixed-income securities provide a better risk/reward profile than equity securities. Fixed-income securities will primarily consist of obligations of the U.S. Government and its agencies. The Advisor makes its purchase decisions by analyzing the credit quality of the debt issuer. From time to time, the Advisor will invest in corporate debt obligations, including convertible bonds. For corporate debt obligations, the Advisor analyzes interest coverage ratios, debt to equity ratios, cash flow characteristics and liquidation value of the bond issuer. These factors are continually reviewed and, if not met consistently, a fixed-income holding will be considered for sale. It is expected that fixed-income securities in the Fund's portfolio will have an average maturity shorter than ten years.

The fixed-income securities held by the Fund will be rated at least "investment grade" by one or more nationally recognized statistical ratings organizations, such as Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The Advisor may also purchase fixed-income securities that are unrated but are believed by the Advisor to be comparable to investment grade. However, up to 5% of the Fund's assets may be invested in fixed-income securities rated "BB" or lower or, if unrated, of comparable quality. Such lower rated securities, often referred to as "junk bonds", may be considered speculative.

The Advisor's investment process anticipates a time horizon of five years when purchasing a company. While there are no limits on portfolio turnover and the Advisor will sell portfolio holdings whenever the Advisor believes the sales would benefit the Fund, it is not expected that the Fund will have a high rate of portfolio turnover.

Under normal market conditions, the Fund's portfolio will be invested primarily in common stocks or debt securities. However, the Fund is not required to be fully invested in such securities. In fact, the Fund will usually maintain some portion of its total assets in cash. Under adverse market conditions, cash and cash reserves may represent a significant percentage of the Fund's total net assets. During periods when the Fund holds a significant portion of its net assets in cash and cash reserves, it will not be investing according to its investment objective, and the Fund's performance may be negatively affected as a result.

                    Principal Risks of Investing in the Fund

Management Risk. Management risk means that your investment in the Fund varies with the success or failure of the Advisor's investment strategies and the Advisor's research, analysis and security selection decisions. If the Advisor's investment strategies do not produce the expected results, your investment could be diminished or even lost.

Market Risk. The value of a share of the Fund - its "net asset value" or "NAV" - depends upon the market value of all of the Fund's investments. The principal risk of investing in the Fund is that the market value of securities held by the Fund will move up and down. These up and down fluctuations, which can occur rapidly and unpredictably, may cause the Fund's investments to be worth less than the price originally paid, or less than they were worth at an earlier time; this in turn will affect the Fund's net asset value per share. Market risk may affect a single company, industry, sector of the economy or the market as a whole.

Small and Medium Company Risk. Investing in securities of small and medium sized companies may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, market or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile.

Fixed-Income Securities Risk. The market value of fixed-income securities is sensitive to prevailing interest rates. In general, when interest rates rise, the fixed-income security's market value declines and when interest rates decline, its value rises. Normally, the longer the remaining maturity of a security, the greater the effect of interest rate changes on the market value of the security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness affect the market value of fixed-income securities of that issuer.

                               Investment Advisor

McCarthy Group Asset Management, Inc. is the investment advisor to the Fund. The Advisor's address is 1125 South 103rd Street, Suite 450, Omaha, NE 68124-6019. The Advisor provides investment advisory services to individual and institutional clients. The Advisor provides the Fund with advice on buying and selling securities. The Advisor also furnishes the Fund with office space and certain administrative services and provides most of the personnel needed by the Fund. For its services, the Fund pays the Advisor a monthly management fee that is calculated at the annual rate of 0.95% of the Fund's average daily net assets.

Portfolio Manager

Mr. Richard L. Jarvis, Founder, Chairman and Chief Investment Officer of the Advisor, is responsible for the day-to-day management of the Fund's portfolio. Mr. Jarvis has been associated with the Advisor since its inception in 1986 where he has managed public and private accounts.

Expense Limitation Agreement

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Fund for an indefinite period to ensure that total Fund operating expenses will not exceed 1.25% of the average daily net assets annually of Institutional Class shares. Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Fund if requested by the Advisor in subsequent fiscal years. Under the expense limitation agreement, the Advisor may recoup reimbursements made in the Fund's first fiscal year in any of the five succeeding fiscal years, reimbursements made in the Fund's second fiscal year in any of the four succeeding fiscal years, and reimbursements in any subsequent fiscal year over the following three fiscal years. Any such reimbursement will be reviewed by the Trustees, who may terminate the reimbursement arrangement at any time. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

                              Shareholder Services

Obtaining Account Information

For additional information regarding your Fund account, please call 1-866-811-0228 between the hours of 11:00 a.m. and 6:00 p.m., Eastern time. Please note that this service is only for inquiries regarding your Fund account and not for the purchase or sale of Fund shares.

How to Buy Shares

You may open an Institutional Class Fund account with $1,000 and add to your account at any time with $100 or more. You may open a retirement account with $1,000 and add to your account at any time with $100 or more. The minimum investment requirements may be waived from time to time by the Fund.

You may purchase shares of the Fund by check or wire. All purchases by check must be in U.S. dollars. Third party checks and cash will not be accepted. A charge may be imposed if your check does not clear. The Fund is not required to issue share certificates. The Fund reserves the right to reject any purchase in whole or in part.

By Check

If you are making an initial investment in the Fund, simply complete the Account Application included with this Prospectus and mail or overnight deliver (such as Fed Ex) it with a check (made payable to "McCarthy Fund") to:

Regular Mail                            Overnight Delivery
McCarthy Fund                           McCarthy Fund
c/o Orbitex Data Services, Inc.         c/o Orbitex Data Services, Inc.
P.O. Box 542007                         14707 California Street, Suite 5
Omaha, NE 68154-1952                    Omaha, NE 68154


If you are making a subsequent purchase, a stub is attached to the account statement you will receive after each transaction. Detach the stub from the statement and mail it together with a check made payable to "McCarthy Fund" in the envelope provided with your statement to the address noted above. Your account number should be written on the check.

By Wire

If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account is established, you may instruct your bank to send the wire. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

         Beneficiary Bank: First National Bank of Omaha
         ABA #104000016
         Account Name: McCarthy Fund Subscription
         A/C #110154736
         Shareholder Registration
         Shareholder Account Number (if known)

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent. Your bank may charge you a fee for sending a wire to the Fund.

You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell its shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund's Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker's (or agent's) name, and the broker (or agent) maintains your individual ownership records. The Advisor may pay the broker (or its agent) for maintaining these records as well as providing other shareholder services. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund's prospectus.

Retirement Plans

The Fund offers an Individual Retirement Account ("IRA") plan. You may obtain information about opening an IRA account by calling 1-866-811-0228. If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your securities dealer.

How to Sell Shares

You may sell (redeem) your Fund shares on any day the Fund and the New York Stock Exchange ("NYSE") are open for business either directly to the Fund or through your investment representative.

You may redeem your shares by simply sending a written request to the Transfer Agent. You should give your account number and state whether you want all or some of your shares redeemed. The letter should be signed by all of the shareholders whose names appear on the account registration. You should send your redemption request to:


Regular Mail                            Overnight Delivery
McCarthy Fund                           McCarthy Fund
c/o Orbitex Data Services, Inc.         c/o Orbitex Data Services, Inc.
P.O. Box 542007                         14707 California Street, Suite 5
Omaha, NE 68154-1952                    Omaha, NE 68154


If you complete the Redemption by Telephone portion of the Account Application, you may redeem all or some of your shares by calling the Transfer Agent at 1-866-811-0228 before the close of trading on the NYSE. This is normally 4:00 p.m., Eastern time. Redemption proceeds will be processed on the next business day and mailed to the address that appears on the Transfer Agent's records. If you request, redemption proceeds will be wired on the next business day to the bank account you designated on the Account Application. The minimum amount that may be wired is $1,000. Wire charges, if any, will be deducted from your redemption proceeds. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.


When you establish telephone privileges, you are authorizing the Fund and its Transfer Agent to act upon the telephone instructions of the person or persons you have designated on your Account Application. Such persons may request that the shares in your account be either exchanged or redeemed. Redemption proceeds will be transferred to the bank account you have designated on your Account Application.

Before executing an instruction received by telephone, the Fund and the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. These procedures may include recording the telephone call and asking the caller for a form of personal identification. If the Fund and the Transfer Agent follow these procedures, they will not be liable for any loss, expense, or cost arising out of any telephone redemption or exchange request that is reasonably believed to be genuine. This includes any fraudulent or unauthorized request.

You may request telephone redemption privileges after your account is opened by calling the Transfer Agent at 1-866-811-0228 for instructions.

You may have difficulties in making a telephone redemption during periods of abnormal market activity. If this occurs, you may mail your redemption request in writing to the address noted above.

Payment of your redemption proceeds will be made promptly, but not later than seven days after the receipt of your written request in proper form. If you made your initial investment by wire, payment of your redemption proceeds for those shares will not be made until one business day after your completed Account Application is received by the Fund. If you did not purchase your shares with a certified check or wire, the Fund may delay payment of your redemption proceeds for up to 15 days from purchase or until your check has cleared, whichever occurs first.

The Fund may redeem the shares in your account if the value of your account is less than $1,000 as a result of redemptions you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified that the value of your account is less than $1,000 before the Fund makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $1,000 before the Fund takes any action.

The Fund has the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund's portfolio. It is not expected that the Fund would do so except in unusual circumstances. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash.

Systematic Withdrawal Program

As another convenience, you may redeem your Fund shares through the Systematic Withdrawal Program. If you elect this method of redemption, the Fund will send you a check in a minimum amount of $100. You may choose to receive a check each month or calendar quarter. Your Fund account must have a value of at least $10,000 in order to participate in this Program. This Program may be terminated at any time by the Fund. You may also elect to terminate your participation in this Program at any time by writing to the Transfer Agent at:

         McCarthy Fund
         c/o Orbitex Data Services, Inc.
         P.O. Box 542007
         Omaha, NE 68154-1952

A withdrawal under the Program involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

                             Pricing of Fund Shares

The price of the Fund's shares is based on the Fund's net asset value. This is calculated by dividing the Fund's assets, minus its liabilities, by the number of shares outstanding. The Fund's assets are the market value of securities held in its portfolio, plus any cash and other assets. The Fund's liabilities are fees and expenses owed by the Fund. The number of Fund shares outstanding is the amount of shares that have been issued to shareholders. The price you will pay to buy Fund shares or the amount you will receive when you sell your Fund shares is based on the net asset value next calculated after your order is received by the Transfer Agent with complete information and meeting all the requirements discussed in this Prospectus.

The net asset value of the Fund's shares is determined as of the close of the regular daily trading session on the NYSE. This is normally 4:00 p.m., Eastern time. Fund shares will not be priced on days that the NYSE is closed for trading (including certain U.S. holidays).

                           Dividends and Distributions

The Fund will make distributions of dividends and capital gains, if any, at least annually, typically in December. The Fund will make another distribution of any additional undistributed capital gains earned during the 12-month period ended October 31 on or about December 31.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date for the distribution.

                                Tax Consequences

The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to you as ordinary income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

If you sell or exchange your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you exchange or sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

                              Financial Highlights

Because the Fund has recently commenced operations, there are no financial highlights available at this time.



                                 PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;
o    Information you give us orally; and
o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.



                                  McCarthy Fund
                 a series of Advisors Series Trust (the "Trust")

For investors who want more information about the Fund, the following documents are available free upon request:


Annual and Semi-Annual Reports: Additional information about the Fund's investments is available in the Fund's semi-annual report to shareholders and will be available in the Fund's annual report when it becomes available. The annual report includes a discussion of the market conditions and investment strategies that significantly affect the Fund's performance during its last fiscal year.


Statement  of  Additional  Information  (SAI):  The SAI provides  more  detailed
information   about  the  Fund  and  is  incorporated  by  reference  into  this
Prospectus.

You can get free copies of the reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                                  McCarthy Fund
                         c/o Orbitex Data Services, Inc.
                                 P.O. Box 542007
                              Omaha, NE 68154-1952
                            Telephone: 1-866-811-0228


You can review and copy information including the Fund's reports and SAI at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling 1-202-942-8090. Reports and other information about the Fund are also available:

o Free of charge from the Commission's EDGAR database on the Commission's Internet website at http://www.sec.gov., or

o For a fee, by writing to the Public Reference Room of the Commission, Washington, DC 20549-0102, or

o For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.


                                         (The Trust's SEC Investment Company Act
                                                       file number is 811-07959)